Investment in Equity Accounted Joint Venture	12 Months Ended
Dec. 31, 2020
Equity Method Investments and Joint Ventures [Abstract]
Investment in Equity Accounted Joint Venture
7. Investment in Equity Accounted Joint Ventures
Interests in joint ventures are accounted for using the equity method and are recognized initially at cost and subsequently include the Company’s share of the profit or loss and other comprehensive income of equity-accounted investees, until the date on which joint control ceases.
As at December 31, 2019 and 2020, we had the following participation in investments that are accounted for using the equity method:

	December 31,	December 31,
	2019	2020
Enterprise Navigator Ethylene Terminal L.L.C. (“Export Terminal Joint Venture”)	50%	50%
Luna Pool Agency Limited. (“Pool Agency”)	—	50%
Export Terminal Joint Venture
In January 2018, the Company entered into definitive agreements creating the Export Terminal Joint Venture. As of December 31, 2020, we had contributed to the Export Terminal Joint Venture $142.5 million of our expected share of the approximate $146.5 million capital cost for the construction of the Marine Export Terminal. On January 21, 2021, we made a capital contribution of $4.0 million, by drawing down on the Terminal Facility, being the final contribution for our expected full share of the capital cost for the construction of the Marine Export Terminal.
The table below represents the Company’s investment into the Export Terminal Joint Venture, pursuant to which the Company has a 50% economic interest in building and operating the Marine Export Terminal, as of December 31, 2019 and 2020:

	2019	2020
	(in thousands)
Investment in equity accounted joint venture at January 1	$42,462	$130,660
Equity contributions to joint venture entity	84,500	17,000
Share of results	(1,126)	651
Capitalized interest and deferred financing costs	4,824	354

Total investment in equity accounted joint venture at December 31	$130,660	$148,665

Cumulative interest and associated costs capitalized on the investment in the Export Terminal Joint Venture are being amortized over the estimated useful life of the Marine Export Terminal, which began commercial operations with the export of commissioning cargoes in December 2019. As of December 31, 2020, the unamortized difference between the carrying amount of the investment in the Export Terminal Joint Venture and the amount of the Company’s underlying equity in net assets of the Export Terminal Joint Venture was $6.5 million (December 31, 2019: $6.7 million). The costs amortized in the year ended December 31, 2020 were $0.3 million and are presented in the share of result of the equity accounted joint ventures within our consolidated statements of operations. There were no capitalized costs on the investment in the Export Terminal Joint Venture amortized for the years ended December 31, 2018 and 2019.
Equity method gains, excluding amortized costs, recognized in the share of result of equity accounted joint ventures for the year ended December 31, 2020 were $0.9 million (December 31, 2019 and 2018: equity method losses of $1.1 million and $0.04 million respectively).
Impairment of Joint Venture
The equity method investment is reviewed for indicators of impairment when events or circumstances indicate the carrying amount of the investment may not be recoverable. When such indicators are present, we determine if the indicators are ‘other than temporary’ to determine if an impairment exists. If we determine that an impairment exists, a discounted cash flow analysis is carried out based on the future cash flows expected to be generated over the investment’s estimated remaining useful life. The resulting net present value is compared to the carrying value and we would recognize an impairment loss equal to the amount by which the carrying amount exceeds its fair value.
Considerations in identifying if indicators of impairment are present for the equity method investment include significant incidents that have resulted in the forecast future operating cash flows to be amended, such as significant market events that impact the terminal operations and cashflow, physical damage to assets, recurring financial losses for consecutive periods or changes to the Company’s equity holding in the investment. As of December 31, 2020, the aggregate carrying value of our investment in the Export Terminal Joint Venture was $148.7 million. We believe that there are no events or circumstances that indicate that the value of the investment in the Export Terminal Joint Venture should be impaired as of December 31, 2020. Accordingly, no impairment charge has been recorded as of December 31, 2020 following the requirements of our U.S. GAAP impairment accounting policy.
Luna Pool Agency Limited
In March 2020, the Company collaborated with Pacific Gas Pte. Ltd. and Greater Bay Gas Co. Ltd. to form and manage the Luna Pool. As part of the formation of the Luna Pool, a new entity, Luna Pool Agency Limited, (the “Pool Agency”), was incorporated in May 2020. The pool participants jointly own the Pool Agency on an equal basis, and both have equal board representation. As of December 31, 2020, we have recognized the Company’s initial investment of one British pound in the Pool Agency within investments in equity accounted joint ventures on our consolidated balance sheets. The Pool Agency has no activities other than that as a legal custodian of the Luna Pool bank account and there will be no variability in its financial results, as it has no income and its minimal operating expenses are reimbursed by the Pool Participants.